UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

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Filed by a Party other than the Registrant ☐
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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☑	Soliciting Material Pursuant to Section 240.14a-12

SmartHeat Inc.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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Copies of all communications to:
Robert Newman, Esq.
Newman & Morrison LLP
44 Wall Street, 12th Floor
New York, NY  10005
Tel. (212) 248-1001    Fax: (212) 202-6055

NO PROXIES ARE BEING SOLICITED HEREBY.
This Notice of Annual Meeting is Being Furnished to Stockholders
FOR INFORMATION ONLY.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON OCTOBER 16, 2015

NOTICE IS HEREBY GIVEN that a Annual Meeting of the stockholders of SmartHeat Inc., a Nevada corporation (the “Company”), will be held on October 16, 2015 at the Library Conference Room at the Langham Hong Kong, 8 Peking Road, Tsimshatsui, Kowloon, Hong Kong, China, commencing at 2:00 pm (China Time) for the purposes of considering and acting upon such business as may properly come before the Annual Meeting.

You are entitled to vote, either in person or by proxy only if you were a SmartHeat stockholder as of the close of business on September 17, 2015 (the “Record Date”). You are entitled to attend the Annual Meeting, either in person or by proxy, only if you were a SmartHeat stockholder as of the close of business on the Record Date or hold a valid proxy for the Annual Meeting. Since seating is limited, admission to the meeting will be on a first-come, first-served basis. You should be prepared to present photo identification for admittance.

If you are not a stockholder of record but hold shares through a broker, bank, trustee, or nominee (i.e., in street name), you must provide proof of beneficial ownership as of the Record Date, such as your most recent account statement prior to the Record Date, a copy of the Annual Meeting material addressed to you and provided by your broker, bank, trustee, or nominee, or similar evidence of ownership.

The Company plans to file an Information Statement with the SEC.  Until the Company files a Definitive Information Statement with the SEC, no action taken at the Annual Meeting shall become effective.  The Information Statement will be available for free at the SEC's website at www.sec.gov and from the Company upon written request to the Corporate Secretary at following address: SmartHeat Inc., Attn: Corporate Secretary, ℅ Newman & Morrison, LLP, 44 Wall Street, 12th Floor, New York, NY 10001.

All stockholders are advised to read the Company’s Annual Report on Form 10-K, as amended, for the fiscal year ended December 31, 2014, a copy of which is included with this Notice.

By: /s/ Oliver Bialowons
President, SmartHeat Inc.
September 21, 2015

Mailing Date: On or About September 22, 2015